                                                                  EXHIBIT 24-(1)

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Ronald L. Kuehn, Jr.
                                   ---------------------------------
                                        Ronald L. Kuehn, Jr.

POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                              /s/  William O. Bourke
                              -----------------------------
                                   William O. Bourke

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Robert J. Lanigan
                                   --------------------------
                                        Robert J. Lanigan

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 1, 1998.




                                   /s/  Max Lukens
                                   -------------------
                                        Max Lukens

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Charles Marshall
                                   ---------------------------
                                        Charles Marshall

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Benjamin F. Payton
                                   ----------------------------
                                        Benjamin F. Payton

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  John J. Phelan, Jr.
                                   ------------------------------
                                        John J. Phelan, Jr.

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Adrian M. Tocklin
                                   ---------------------------
                                        Adrian M. Tocklin

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Jerome J. Richardson
                                   -------------------------------
                                        Jerome J. Richardson

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  James B. Williams
                                   -----------------------------
                                   James B. Williams

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.



                                   /s/  Joe B. Wyatt
                                   -------------------------
                                        Joe B. Wyatt

                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.



                                   /s/  Michael S. Zilkha
                                   ----------------------------
                                        Michael S. Zilkha

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.: and William A. Smith, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted at the meeting of the Board of Directors of the Company on April 23, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors, or of any Special or Pricing Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of May 28, 1998.




                                   /s/  Selim K. Zilkha
                                   ---------------------------
                                        Selim K. Zilkha